                                                                    EXHIBIT 99.1



                       $455,500,000 Offered (approximate)





                                 [CONSECO LOGO]






                      Conseco Finance Securitizations Corp.

                                     Seller



                              Conseco Finance Corp.

                                    Servicer




          Certificates for Manufactured Housing Contracts Series 2002-1


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in light of the same warnings, lack of assurance, and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Neither Lehman Brothers Inc., nor any of its affiliates, make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any descriptions of the securities or underlying assets, the information contained in the Offering Document).

                                   CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
  [LEHMAN BROTHERS LOGO]                        HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

                         TERM SHEET DATED April 4, 2002

                      Conseco Finance Securitizations Corp.
         Certificates for Manufactured Housing Contracts, Series 2002-1
                           $455,500,000 (Approximate)
                               Subject to Revision

Seller                     Conseco Finance Securitizations Corp.
Servicer                   Conseco Finance Corp.
Backup Servicer            Wells Fargo Bank Minnesota, N.A.
Trustee                    U.S. Bank National Association, St. Paul, MN
Underwriters               Lehman Brothers (lead),
                           Credit Suisse First Boston (co-manager),
                           Merrill Lynch (co-manager).


OFFERED CERTIFICATES(1):

---------------------------------------------------------------------------
                                   Ratings       WAL at    Final Maturity at
              Amount           (Moody's/ S&P)   175% MHP       175% MHP
---------------------------------------------------------------------------
To Call

    A         365,500,000.00       Aaa/AAA       5.41          06/2017
    M-1-A(2)   42,000,000.00       Aa2/AA-       9.81          06/2017
    M-1-F      10,500,000.00       Aa2/AA-       9.81          06/2017
    M-2        25,000,000.00        A2/A-        9.81          06/2017
    B-1        12,500,000.00      Baa2/BBB       4.76          11/2007

To Maturity

    A         365,500,000.00       Aaa/AAA       5.62          07/2021
    M-1-A(2)   42,000,000.00       Aa2/AA-       10.06         02/2020
    M-1-F      10,500,000.00       Aa2/AA-       10.06         02/2020
    M-2        25,000,000.00        A2/A-        10.06         02/2020

---------------------------------------------------------------------------
Total Balance 455,500,000.00
---------------------------------------------------------------------------
(1)      All offered Certificates are priced to a 10% Optional Purchase.
(2) The lesser of (a) one-month LIBOR plus the related margin per annum and (b) 14.00% per annum, subject to the Net WAC Cap Rate.





FOR INFORMATION CONCERNING CERTAIN RISK FACTORS THAT SHOULD BE CONSIDERED BY PROSPECTIVE INVESTORS, SEE "RISK FACTORS" IN THE PROSPECTUS SUPPLEMENT. CAPITALIZED TERMS USED HEREIN AND NOT OTHERWISE DEFINED HAVE THE MEANINGS SET FORTH IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                   CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
  [LEHMAN BROTHERS LOGO]                        HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

CUT-OFF DATE:              February 28, 2002

EXP. PRICING:              Week of April 1, 2002

EXP. SETTLEMENT/
CLOSING DATE:              April 11, 2002

LEGAL FINAL:               December 1, 2033

REMITTANCE DATE:           The 1st day of each month (or if such 1st day is not
                           a business day, the next succeeding business day), commencing in May 2002.

OTHER CERTIFICATES:        In addition to the Offered Certificates, the Class
                           B-2, Class B-3I and Class C Certificates will also be issued. The Class B-3I Certificates are interest-only
                           Certificates and the Class C Certificates (Class C
                           Master and Class C Subsidiary Certificates) are residual Certificates. The Class B-2 Certificates which have an initial balance of $39,500,000 are not being publicly offered under the Prospectus
                           Supplement. The Class B-3I and Class C Certificates will be retained by an affiliate of Conseco Finance
                           Corp. The Class B-2, Class B-3I and Class C
                           Certificates will be fully subordinated to the Offered Certificates.

ERISA: Subject to the conditions set forth in the Prospectus Supplement, the Class A, Class M and Class B-1 Certificates are ERISA eligible.

SMMEA: The Class A and the Class M-1 Certificates will not constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") until such time as the amount in the Pre-Funding Account is reduced to zero. At such time, the Class A and Class M-1 Certificates will be "legal investments" for certain types of institutional investors to the extent provided in SMMEA. The Class M-2 and Class B Certificates are not SMMEA eligible.

TAX STATUS:                One or more REMIC elections will be made with respect
                           to the Trust for federal income tax purposes.

OPTIONAL PURCHASE:         10% cleanup call subject to certain requirements if
                           call is not exercised.

THE CONTRACT POOL:         On the Closing Date, the Trust expects to purchase
                           manufactured housing contracts having an aggregate principal balance of approximately $499,999,988 as of the Cut-off Date.

BACK-UP SERVICER:          Wells Fargo Bank Minnesota, N.A. (the "Back-Up
                           Servicer"). If a Servicing Termination Event (as described in the Pooling and Servicing Agreement) were to occur, the Back-Up Servicer may be appointed as the new Servicer. The Back-Up servicer would be required to transfer servicing with 60 calendar days of notification.

NET WAC CAP RATE:          The weighted average of the Net Loan Rates.





Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                   CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
  [LEHMAN BROTHERS LOGO]                        HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

INITIAL CREDIT
ENHANCEMENT:               Class A     26.90% subordination (Class M-1, Class
                                       M-2, Class B and overcollateralization)
                                       and Excess Spread

                           Class M-1   16.40% subordination (Class M-2, Class B
                                       and overcollateralization) and Excess
                                       Spread

                           Class M-2   11.40% subordination (Class B and
                                       overcollateralization) and Excess Spread

                           Class B-1   8.90% subordination (Class B-2 and
                                       overcollateralization) and Excess Spread

                           Class B-2   1.00% subordination
                                       (overcollateralization) and Excess Spread

                           There will be 1.00% of initial overcollateralization. Beginning on the Remittance Date in May 2002, the overcollateralization will build to 3.50% (as described in the next succeeding paragraph) of the sum of aggregate Cut-Off Date principal balance of the Contracts included in the Trust as of the Closing Date.

                           Beginning on the Remittance Date in May 2002, the Certificateholders will be entitled to receive additional distributions in respect of principal on each Remittance Date to the extent there is any Amount Available remaining after payment of all interest and principal on the Certificates, the Monthly Servicing Fee to the Servicer, and the Back-up Servicing Fee to the Back-up Servicer for such Remittance Date, until such distributions, in the aggregate, equal 2.50% of the aggregate Cut-Off Date principal balance of Contracts included in the Trust as of the Closing Date. Such additional distributions in respect of principal will be paid in accordance with the distribution priorities described herein and in the Prospectus and Prospectus Supplement.

YIELD MAINTENANCE
AGREEMENT:                 The Trust will benefit from a series of interest rate
                           cap payments from an interest rate cap provider with ratings of at least AA+/Aa1 (S&P/Moody's) pursuant to one yield maintenance agreement (the "Yield
                           Maintenance Agreements"), which are intended to partially mitigate the interest rate risk that could result from the difference between the formula rates on the Class M-1-A Certificates and the Net WAC Cap
                           Rate (the "Unpaid Basis Risk Carryover Shortfall").

                           On each Payment Date, payments under the Yield Maintenance Agreements will be made based on a notional balance equal to, the lesser of (1) the certificate principal balance of the Class M-1-A Certificates as of the immediately preceding Payment Date and (2) a balance based on an amortization schedule of the Class M-1-A Certificates applying a constant 130% MHP (assuming no losses or delinquencies) through June 2017, and zero thereafter (each, a "Yield Maintenance Agreement Notional Balance"). It is anticipated that the Yield Maintenance Agreements will include the following terms:

                             Notional Balance       Strike Rate     Months
                             ----------------       -----------     ------
                           Class M-1-A @ 130 MHP       5.50%        1-182

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                   CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
  [LEHMAN BROTHERS LOGO]                        HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

DISTRIBUTIONS:                      Certificateholders will be entitled to
                                    receive on each Remittance Date commencing in May, 2002, to the extent that the Amount
                                    Available in the Certificate Account is
                                    sufficient therefor, distributions allocable to interest and principal, as described in the Prospectus Supplement. The Amount
                                    Available on each Remittance Date generally includes the sum of (i) payments on the Contracts due and received during the related Due Period, (ii) prepayments and other unscheduled collections received during the related Due Period, and (iii) all collections of principal on the Contracts received during the Due Period in which such Remittance Date occurs up to and including the third business day prior to such Remittance Date (but in no event later than the 25th day of the month prior to such Remittance Date), minus (iv) with respect to all Remittance Dates other than the Remittance Date in May 2002, all collections in respect of principal on the Contracts received during the related Due Period up to and including the third business day prior to the preceding Remittance Date (but in no event later than the 25th day of the prior month).

                                    The Amount Available in the Certificate
                                    Account with respect to any Remittance Date will be applied first to the distribution of the Monthly Servicing Fee, then to the distribution of the Back-up Servicing Fee, then to the distribution of interest on the Class A, Class M-1, Class M-2 and Class B-1 Certificates, and then to the distribution of principal on the Class A, Class M-1, Class M-2 and Class B-1 Certificates, in the manner and order of priority described below, and then to the distribution of interest and principal on the Class B-2 Certificates.


                                    The "Due Period" with respect to all
                                    Remittance Dates other than the Remittance
                                    Date in May 2002, is the period from and including the 16th day of the second month preceding such Remittance Date, to and including the 15th day of the month immediately preceding such Remittance Date.

                                    With respect to the Remittance Date in May
                                    2002, the Due Period is the period from and including March 1, 2002 to and including April 15, 2002.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                   CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
  [LEHMAN BROTHERS LOGO]                        HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

INTEREST ON THE CLASS A,
CLASS M-1-A, CLASS M-1-F,
CLASS M-2, AND CLASS B-1
CERTIFICATES:                       Interest will be distributed first to the
                                    Class A Certificates, then to the Class
                                    M-1-A Certificates and Class M-1-F
                                    Certificates, pro-rata, then to the Class
                                    M-2 Certificates and then to the Class B-1
                                    Certificates. Interest on the outstanding
                                    Class A Principal Balance, Class M-1-A
                                    Adjusted Principal Balance, Class M-1-F
                                    Adjusted Principal Balance, Class M-2
                                    Adjusted Principal Balance, and Class B-1
                                    Adjusted Principal Balance, as applicable, will accrue from the Closing Date or from the most recent Remittance Date on which interest has been paid, to but excluding the following Remittance Date.

                                    The Class A, Class M-1-F, Class M-2, and
                                    Class B Certificates will bear interest at a fixed Pass-Through Rate calculated on a 30/360 basis. The Class M-1-A Certificates will bear interest at a floating Pass-Through Rate calculated on an Actual/360 basis. Interest on the Class M-1-A Certificates will be calculated at a per annum rate equal to the lesser of (x) One-Month LIBOR plus the related margin (the "Formula Rate") and (y) 14.00% per annum, subject to the Net WAC Cap Rate.

                                    The "Class M-1-A Adjusted Principal Balance" as of any Remittance Date is the Class M-1-A Principal Balance less any Class M-1-A Liquidation Loss Amount. The Class M-1-A Principal Balance is the Original Class M-1-A Principal Balance less all amounts previously distributed on account of principal of the Class M-1-A Certificates.

                                    The "Class M-1-F Adjusted Principal Balance" as of any Remittance Date is the Class M-1-F Principal Balance less any Class M-1-F Liquidation Loss Amount. The Class M-1-F Principal Balance is the Original Class M-1-F Principal Balance less all amounts previously distributed on account of principal of the Class M-1-F Certificates.

                                    The "Class M-2 Adjusted Principal Balance" as of any Remittance Date is the Class M-2 Principal Balance less any Class M-2 Liquidation Loss Amount. The Class M-2 Principal Balance is the Original Class M-2 Principal Balance less all amounts previously distributed on account of principal of the Class M-2 Certificates.

                                    The "Class B-1 Adjusted Principal Balance" as of any Remittance Date is the Class B-1 Principal Balance less any Class B-1 Liquidation Loss Amount. The Class B-1 Principal Balance is the Original Class B-1 Principal Balance less all amounts previously distributed on account of principal of the Class B-1 Certificates.

                                    In the event that, on a particular
                                    Remittance Date, the Amount Available in the
                                    Certificate Account, after payment of
                                    interest on each Class of Certificates that is senior to such Class of Certificates, is not sufficient to make a full distribution of interest to the holders of such Class of Certificates, the amount of interest to be distributed in respect of such Class will be allocated among the outstanding Certificates of such Class pro rata in accordance with their respective entitlements to interest, and the amount of the shortfall will be carried forward and added to the amount such holders will be entitled to receive on the next Remittance Date. Any such amount so carried forward will bear interest at the applicable Remittance Rate, to the extent legally permissible.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                   CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
  [LEHMAN BROTHERS LOGO]                        HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

PRINCIPAL ON THE CLASS A,
CLASS M-1-A, CLASS M-1-F,
CLASS M-2, AND CLASS B-1
CERTIFICATES:                       After the payment of all interest
                                    distributable to the Class A, Class M-1-A,
                                    Class M-1-F, Class M-2 and Class B-1
                                    Certificateholders, principal will be
                                    distributable in the following manner:

                                    On each Remittance Date, the Class A
                                    Percentage of the Formula Principal
                                    Distribution Amount (as defined in the
                                    Prospectus Supplement) will be distributed to the Class A Certificateholders.

                                    The Class A Percentage for any Remittance
                                    Date will equal a fraction, expressed as a percentage, the numerator of which is the Class A Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, (ii) if the Class M-1 Distribution Test is satisfied on such Remittance Date, the Class M-1 Principal Balance, otherwise zero, (iii) if the Class M-2 Distribution Test is satisfied on such Remittance Date, the Class M-2 Principal Balance, otherwise zero, and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the sum of the Class B Principal Balance and the
                                    Overcollateralization Amount, otherwise
                                    zero, all as of such Remittance Date.

                                    The Class M-1 Percentage of the Formula
                                    Principal Distribution Amount (as defined in the Prospectus Supplement) will be distributed to the Class M-1-A and Class M-1-F Certificateholders pro-rata, on each Remittance Date on which (i) the Class A Principal Balance has been reduced to zero or (ii) the Class M-1 Distribution Test is satisfied.

                                    The Class M-1 Percentage for any Remittance
                                    Date will equal (a) zero, if the Class A
                                    Principal Balance has not yet been reduced to zero and the Class M-1 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-1 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance, (iii) if the Class M-2 Distribution Test is satisfied on such Remittance Date, the Class M-2 Principal Balance, otherwise zero and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the sum of the Class B Principal Balance and the
                                    Overcollateralization Amount, otherwise
                                    zero, all as of such Remittance Date.

                                    The Class M-1 Distribution Test will be
                                    satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after May 2006; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Pooling and Servicing Agreement (the "Agreement")) as of such Remittance Date must not exceed 7.00%; (iii) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 3.50%; and (v) the sum of the Class M-1 Principal Balance, the Class M-2 Principal Balance, the Class B Principal Balance, and the Overcollateralization Amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 44.10%.

                                    The Class M-2 Percentage of the Formula
                                    Principal Distribution Amount (as defined in the Prospectus Supplement) will be distributed to the Class M-2
                                    Certificateholders on each Remittance Date on which (i) the Class A Principal Balance and Class M-1 Principal Balance have been reduced to zero or (ii) the Class M-2 Distribution Test is satisfied.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                   CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
  [LEHMAN BROTHERS LOGO]                        HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------


                                    The Class M-2 Percentage for any Remittance
                                    Date will equal (a) zero, if the Class A
                                    Principal Balance and Class M-1 Principal
                                    Balance have not yet been reduced to zero and the Class M-2 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-2 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance, if any, (iii) the Class M-2 Principal Balance, and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the sum of the Class B Principal Balance and the
                                    Overcollateralization Amount, otherwise
                                    zero, all as of such Remittance Date.

                                    The Class M-2 Distribution Test will be
                                    satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after May 2006; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 7.00%; (iii) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 3.50%; and (v) the sum of the Class M-2 Principal Balance, the Class B Principal Balance, and the
                                    Overcollateralization Amount divided by the
                                    Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 28.35%.

                                    The Class B-1 Percentage of the Formula
                                    Principal Distribution Amount (as defined in the Prospectus Supplement) will be distributed to the Class B-1
                                    Certificateholders on each Remittance Date on which (i) the Class A Principal Balance, the Class M-1 Principal Balance, and the Class M-2 Principal Balance have been reduced to zero or (ii) the Class B-1 Distribution Test is satisfied.

                                    The Class B-1 Percentage for any Remittance
                                    Date will equal (a) zero, if the Class A
                                    Principal Balance, Class M-1 Principal
                                    Balance and Class M-2 Principal Balance have not yet been reduced to zero and the Class B Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the sum of (a) the Class B Principal Balance and (b) the Overcollateralization Amount as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance, if any, (iii) the Class M-2 Principal Balance, if any and (iv) the sum of the Class B Principal Balance and the Overcollateralization Amount, all as of such Remittance Date.

                                    The Class B Distribution Test will be
                                    satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after May 2006; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 7.00%; (iii) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 3.50%; (v) the sum of the Class B Principal Balance and the
                                    Overcollateralization Amount divided by the
                                    Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 20.85%; and (vi) the sum of the Overcollateralization Amount and the Class B Principal Balance must not be less than $10,000,000.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                   CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
  [LEHMAN BROTHERS LOGO]                        HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------



OPTIONAL PURCHASE:                  Commencing on the first Remittance Date when
                                    the aggregate principal balance of the
                                    Certificates is less than or equal to 10% of the original principal balance of the Certificates, the holder of the Class C
                                    Subsidiary Certificate (see "Other
                                    Certificates" herein) will have the right to purchase all of the outstanding contracts, at a price sufficient to pay the aggregate unpaid principal balance of the Certificates and all accrued and unpaid interest thereon.

                                    If the holder of the Class C Subsidiary
                                    Certificate does not exercise this purchase option, then on each Remittance Date thereafter all of the Amount Available remaining after payments of interest and principal due on all Certificates, payment of the monthly Servicing Fee, and payment of the Back-up Servicing Fee will be used (1) to make additional payments of principal to the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates pro rata based on the then outstanding principal balance of such Certificates, and (2) to make additional payments on the remaining Class A Certificate pro rata based on the then outstanding principal balance of such Certificates.

CLASS B-2 INTEREST:                 Interest on the outstanding Class B-2
                                    Principal Balance will accrue from the
                                    Closing Date, or from the most recent
                                    Remittance Date on which interest has been paid, to but excluding the following
                                    Remittance Date.

                                    To the extent of the remaining Amount
                                    Available, if any, for a Remittance Date after payment of all interest and principal then payable on the Class A, Class M-1, Class M-2 and Class B-1 Certificates, interest will be paid to the Class B-2 Certificateholders on such Remittance Date at the Class B-2 Remittance Rate on the then outstanding Class B-2 Principal Balance. The Class B-2 Principal Balance is the Original Class B-2 Principal Balance less all amounts previously distributed to the Class B-2 Certificateholders on account of principal.

                                    In the event that, on a particular
                                    Remittance Date, the remaining Amount
                                    Available in the Certificate Account is not sufficient to make a full distribution of interest to the Class B-2
                                    Certificateholders, the amount of the
                                    deficiency will be carried forward as an amount that the Class B-2 Certificateholders are entitled to receive on the next Remittance Date. Any amount so carried forward will, to the extent legally permissible, bear interest at the Class B-2 Remittance Rate.


CLASS B-2 PRINCIPAL:                The Class B-2 Certificateholders will be
                                    entitled to receive principal on each
                                    Remittance Date on which the Class B
                                    Distribution Test is satisfied and the Class
                                    B-1 Certificates have been reduced to zero;
                                    provided, however, that if the Class A
                                    Principal Balance, the Class M-1 Principal
                                    Balance, the Class M-2 Principal Balance, and the Class B-1 Principal Balance have been reduced to zero, the Class B-2
                                    Certificateholders will nevertheless be
                                    entitled to receive principal. See
                                    "Description of the Certificates--Class B
                                    Principal" in the Prospectus Supplement.

                                    On each Remittance Date on which the Class
                                    B-2 Certificateholders are entitled to
                                    receive principal, the Class B Percentage of the Formula Principal Distribution Amount will be distributed, to the extent of the remaining Amount Available after payment of interest on the Class B-2 Certificates, to the Class B-2 Certificateholders until the Class B-2 Principal Balance has been reduced to zero. On and after the Class B-2 Final Payment Date (the date on which the Class B-2 balance has been reduced to zero), any portion of the Class B Percentage of the Formula Principal Distribution Amount not allocated to Class B-2 will be paid to the remaining Classes, pro rata, based upon their beginning of period principal balances.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                   CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
  [LEHMAN BROTHERS LOGO]                        HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

LOSSES ON LIQUIDATED
CONTRACTS:                          If Net Liquidation Proceeds from Liquidated
                                    Contracts in the respective collection
                                    period are less than the Scheduled Principal
                                    Balance of such Liquidated Contracts, the shortfall amount will be absorbed by the Class B-3I Certificateholders, then the
                                    Monthly Servicing Fee (as long as Conseco
                                    Finance Corp. is the Servicer), then the Overcollateralization Amount, then the Class
                                    B-2 Certificateholders, then the Class B-1
                                    Certificateholders, then the Class M-2
                                    Certificateholders and then the Class M-1
                                    Certificateholders, since a portion of the Amount Available equal to such shortfall and otherwise distributable to them will be paid to the Class A Certificateholders.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                   CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
  [LEHMAN BROTHERS LOGO]                        HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

           MANUFACTURED HOUSING CONTRACT CHARACTERISTICS (Total Pool)

                    THE CONTRACT POOL AS OF THE CUT-OFF DATE

         ------------------------------------------------------------
         Number of Contracts:                                  12,289
         Balance of Contracts:                        $499,999,988.05
         Wgt. Avg. Contract Rate:                             11.898%
         Range of Rates:                             4.300% - 20.000%
         Wgt. Avg. Orig. Maturity:                                319
         Wgt. Avg. Rem. Maturity:                                 314
         Avg. Current Balance:                             $40,686.79
         Wgt. Avg. LTV:                                        88.16%
         New/Used:                                      70.0% / 30.0%
         Park/Private:                                  26.0% / 74.0%
         Single-Wide/Multi-Wide:                        26.0% / 74.0%
         Conventional:                                        100.00%
         Land-Home:                                            29.03%
         FHA/VA:                                        0.00% / 0.00%
         Low Side Override (No/Yes)                   87.27% / 12.73%
         ------------------------------------------------------------


                        YEARS OF ORIGINATION OF CONTRACTS

-------------------------------------------------------------------------------------------------
                        Number of     Aggregate Principal Balance   % of Contracts by Outstanding
                     Contracts as of     Outstanding as of the       Principal Balance as of the
 Origination Year   the Cut-Off Date          Cut-Off Date                Cut-Off Date (1)
-------------------------------------------------------------------------------------------------
      1984                     2                  $17,594.08                    *
      1986                     2                   10,765.40                    *
      1987                     3                    8,072.48                    *
      1988                    19                   86,903.15                    0.02
      1989                    91                  948,930.44                    0.19
      1990                    65                  660,385.62                    0.13
      1991                   710                7,409,134.33                    1.48
      1995                     3                   85,853.26                    0.02
      1996                     1                   39,584.19                    0.01
      1997                     3                   78,302.82                    0.02
      1998                    21                  789,357.41                    0.16
      1999                    19                1,118,202.14                    0.22
      2000                    44                2,601,877.83                    0.52
      2001                11,124              478,483,116.01                   95.70
      2002                   182                7,661,908.89                    1.53
-------------------------------------------------------------------------------------------------
      Total:              12,289             $499,999,988.05                  100.00%
-------------------------------------------------------------------------------------------------

*        Indicates an amount greater than 0.00% but less than 0.005%.
(1)      Percentages may not add to 100% due to rounding.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                   CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
  [LEHMAN BROTHERS LOGO]                        HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

                  GEOGRAPHIC DISTRIBUTION OF CONTRACT OBLIGORS

------------------------------------------------------------------------------------------------------
                               Number of        Aggregate Principal            % of Contracts by
                            Contracts as of    Balance Outstanding as    Outstanding Principal Balance
   States                  the Cut-Off Date     of the Cut-Off Date         as of the Cut-Off Date (1)
------------------------------------------------------------------------------------------------------
Texas                           1,361              $57,406,166.07                   11.48%
Michigan                          777               36,606,615.11                    7.32
Florida                           706               34,947,221.78                    6.99
Georgia                           691               29,223,285.14                    5.84
Alabama                           882               27,874,288.46                    5.57
North Carolina                    739               24,915,219.05                    4.98
California                        425               21,095,276.22                    4.22
South Carolina                    540               20,373,721.80                    4.07
Arizona                           363               18,185,562.29                    3.64
Tennessee                         351               13,432,761.40                    2.69
Oklahoma                          339               13,045,755.12                    2.61
Missouri                          338               12,733,635.12                    2.55
New York                          247               12,369,764.77                    2.47
Ohio                              287               12,124,967.73                    2.42
New Mexico                        296               11,436,478.37                    2.29
Pennsylvania                      245               11,083,383.01                    2.22
Indiana                           262               11,039,109.23                    2.21
Louisiana                         302               10,823,224.60                    2.16
Arkansas                          303               10,519,433.56                    2.10
Mississippi                       334               10,020,873.11                    2.00
Kentucky                          251                9,959,532.62                    1.99
Washington                        151                9,825,090.42                    1.97
Colorado                          220                9,126,601.52                    1.83
West Virginia                     231                7,837,547.59                    1.57
Virginia                          200                7,213,210.77                    1.44
Minnesota                         192                7,199,868.66                    1.44
Illinois                          156                5,519,330.23                    1.10
Oregon                            106                4,938,773.54                    0.99
Kansas                            114                4,104,282.62                    0.82
Maine                              83                3,720,066.59                    0.74
Nevada                             93                3,550,926.55                    0.71
Wisconsin                          95                3,379,108.22                    0.68
Montana                            74                3,074,086.15                    0.61
Delaware                           68                2,643,070.29                    0.53
Iowa                               87                2,575,023.84                    0.52
South Dakota                       63                2,397,965.72                    0.48
Vermont                            41                2,289,849.04                    0.46
New Hampshire                      46                2,023,774.94                    0.40
Wyoming                            45                1,998,513.67                    0.40
Maryland                           53                1,817,150.08                    0.36
Nebraska                           38                1,561,485.56                    0.31
Idaho                              27                1,459,506.64                    0.29
Utah                               27                1,012,208.21                    0.20
North Dakota                       21                  767,811.93                    0.15
Massachusetts                       5                  229,357.53                    0.05
Connecticut                         3                  156,945.64                    0.03
New Jersey                          5                  156,286.46                    0.03
Rhode Island                        4                  125,491.11                    0.03
Alaska                              1                   64,671.76                    0.01
District of Columbia                1                   15,708.21                       *
------------------------------------------------------------------------------------------------------
       Total:                  12,289             $499,999,988.05                  100.00%
------------------------------------------------------------------------------------------------------

*        Indicates an amount greater than 0.00% but less than 0.005%.
(1)      Percentages may not add to 100% due to rounding.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                   CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
  [LEHMAN BROTHERS LOGO]                        HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

                    DISTRIBUTION OF ORIGINAL CONTRACT AMOUNTS

------------------------------------------------------------------------------------------------------
                               Number of          Aggregate Principal           % of Contracts by
    Original Contract       Contracts as of     Balance Outstanding as   Outstanding Principal Balance
   Amount (in Dollars)      the Cut-Off Date      of the Cut-Off Date       as of the Cut-Off Date (1)
------------------------------------------------------------------------------------------------------
        0.01 -  10,000.00         214               $1,633,028.29                  0.33%
   10,000.01 -  20,000.00       1,715               22,077,723.31                  4.42
   20,000.01 -  30,000.00       2,780               66,819,230.51                 13.36
   30,000.01 -  40,000.00       2,396               81,894,294.16                 16.38
   40,000.01 -  50,000.00       1,758               78,104,972.77                 15.62
   50,000.01 -  60,000.00       1,223               66,682,592.33                 13.34
   60,000.01 -  70,000.00         756               48,544,047.45                  9.71
   70,000.01 -  80,000.00         503               37,384,790.32                  7.48
   80,000.01 -  90,000.00         322               27,171,212.50                  5.43
   90,000.01 - 100,000.00         230               21,712,779.64                  4.34
  100,000.01 - 110,000.00         129               13,473,156.23                  2.69
  110,000.01 - 120,000.00          95               10,902,120.65                  2.18
  120,000.01 - 130,000.00          65                8,040,747.68                  1.61
  130,000.01 - 140,000.00          39                5,225,039.32                  1.05
  140,000.01 - 150,000.00          32                4,645,880.05                  0.93
  150,000.01 - 160,000.00          11                1,691,915.68                  0.34
  160,000.01 - 170,000.00           9                1,475,286.74                  0.30
  170,000.01 - 180,000.00           1                  174,160.87                  0.03
  180,000.01 - 190,000.00           1                  181,983.83                  0.04
  190,000.01 - 200,000.00           2                  390,107.71                  0.08
  200,000.01 - 210,000.00           4                  821,314.14                  0.16
  210,000.01 - 220,000.00           1                  217,042.57                  0.04
  220,000.01 - 230,000.00           1                  228,338.33                  0.05
  230,000.01 - 240,000.00           1                  238,680.87                  0.05
  260,000.01 - 270,000.00           1                  269,542.10                  0.05
------------------------------------------------------------------------------------------------------
         Total:                12,289             $499,999,988.05                100.00%
------------------------------------------------------------------------------------------------------

(1)      Percentages may not add to 100% due to rounding.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                   CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
  [LEHMAN BROTHERS LOGO]                        HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

                   DISTRIBUTION OF CONTRACT RATES OF CONTRACTS

------------------------------------------------------------------------------------------------------
                           Number of          Aggregate Principal        % of Contracts by Outstanding
                        Contracts as of    Balance Outstanding as of      Principal Balance as of the
   Contract Rate       the Cut-Off Date         the Cut-Off Date               Cut-Off Date (1)
------------------------------------------------------------------------------------------------------
   4.001 -  5.000                1                  $13,113.38                          *
   5.001 -  6.000                4                  183,837.59                       0.04
   6.001 -  7.000                5                  512,667.93                       0.10
   7.001 -  8.000              371               31,367,994.69                       6.27
   8.001 -  9.000              752               50,979,309.17                       10.2
   9.001 - 10.000            1,796               88,366,471.39                      17.67
  10.001 - 11.000            1,480               69,844,278.68                      13.97
  11.001 - 12.000            1,416               60,962,216.70                      12.19
  12.001 - 13.000            1,410               52,073,557.30                      10.41
  13.001 - 14.000            1,512               37,437,959.69                       7.49
  14.001 - 15.000              766               23,525,480.54                       4.71
  15.001 - 16.000              696               24,597,773.27                       4.92
  16.001 - 17.000              784               24,213,750.03                       4.84
  17.001 - 18.000              767               23,553,633.61                       4.71
  18.001 - 19.000              514               12,127,778.22                       2.43
  19.001 - 20.000               15                  240,165.86                       0.05
---------------------------------------------------------------------------------------------------------
     Total:                 12,289             $499,999,988.05                     100.00%
---------------------------------------------------------------------------------------------------------

*        Indicates an amount greater than 0.00% but less than 0.005%.
(1)      Percentages may not add to 100% due to rounding.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                   CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
  [LEHMAN BROTHERS LOGO]                        HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

           DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF CONTRACTS

----------------------------------------------------------------------------------------------------
                         Number of           Aggregate Principal       % of Contracts by Outstanding
   Loan to Value      Contracts as of     Balance Outstanding as of         Principal Balance
       Ratio         the Cut-Off Date         the Cut-Off Date          as of the Cut-Off Date (1)
----------------------------------------------------------------------------------------------------
    0.01 -   5.00              2                   $74,277.27                   0.01%
    5.01 -  10.00              1                    73,413.91                   0.01
   10.01 -  15.00              5                   378,203.28                   0.08
   15.01 -  20.00             13                   505,978.38                   0.10
   20.01 -  25.00             11                   167,995.71                   0.03
   25.01 -  30.00             18                   550,336.92                   0.11
   30.01 -  35.00             25                   843,663.36                   0.17
   35.01 -  40.00             39                   838,691.32                   0.17
   40.01 -  45.00             52                 1,643,943.94                   0.33
   45.01 -  50.00             83                 2,815,863.34                   0.56
   50.01 -  55.00            107                 3,291,793.22                   0.66
   55.01 -  60.00            140                 5,235,042.53                   1.05
   60.01 -  65.00            187                 6,521,878.21                   1.30
   65.01 -  70.00            267                11,273,182.96                   2.25
   70.01 -  75.00            396                17,105,671.56                   3.42
   75.01 -  80.00            993                40,323,113.24                   8.06
   80.01 -  85.00            814                37,249,691.30                   7.45
   85.01 -  90.00          3,402               135,598,099.07                  27.12
   90.01 -  95.00          3,592               161,074,227.57                  32.21
   95.01 - 100.00          2,142                74,434,920.96                  14.89
----------------------------------------------------------------------------------------------------
    Total:                12,289              $499,999,988.05                 100.00%
----------------------------------------------------------------------------------------------------

(1)      Percentages may not add to 100% due to rounding.


                    REMAINING MONTHS TO MATURITY OF CONTRACTS

----------------------------------------------------------------------------------------------------------
                         Number of Contracts       Aggregate Principal       % of Contracts by Outstanding
                              as of the          Balance Outstanding as of          Principal Balance
    Months Remaining         Cut-Off Date           the Cut-Off Date            as of the Cut-Off Date (1)
----------------------------------------------------------------------------------------------------------
         1 -   30                  164                 $633,979.51                      0.13%
        31 -   60                  704                6,716,306.47                      1.34
        61 -   90                  213                3,329,794.93                      0.67
        91 -  120                  758               14,683,790.60                      2.94
       121 -  150                  217                5,207,671.33                      1.04
       151 -  180                1,054               26,706,108.55                      5.34
       181 -  210                   67                2,063,773.40                      0.41
       211 -  240                1,535               46,694,807.60                      9.34
       241 -  270                   26                1,104,779.63                      0.22
       271 -  300                1,174               40,291,267.58                      8.06
       301 -  330                   38                1,837,497.71                      0.37
       331 -  360                6,339              350,730,210.74                     70.15
----------------------------------------------------------------------------------------------------------
      Total:                    12,289             $499,999,988.05                    100.00%
----------------------------------------------------------------------------------------------------------

(1)      Percentages may not add to 100% due to rounding

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                   CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
  [LEHMAN BROTHERS LOGO]                        HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

                    DISTRIBUTION OF FICO SCORES OF CONTRACTS

-------------------------------------------------------------------------------------------------------------
                          Number of Contracts      Aggregate Principal          % of Contracts by Outstanding
                           as of the Cut-Off    Balance Outstanding as of            Principal Balance
      FICO Score                 Date                the Cut-Off Date            as of the Cut-Off Date (1)
-------------------------------------------------------------------------------------------------------------
          N/A                     1,454              $27,809,736.23                          5.56%
   401      -     450                 1                   42,446.40                          0.01
   451      -     500                88                3,068,342.92                          0.61
   501      -     550               970               38,424,251.38                          7.68
   551      -     575             1,172               50,759,331.79                         10.15
   576      -     600             1,340               59,703,249.22                         11.94
   601      -     625             1,565               74,308,595.74                         14.86
   626      -     650             1,435               65,933,843.02                         13.19
   651      -     675             1,279               58,365,386.36                         11.67
   676      -     700             1,007               43,800,655.79                          8.76
   701      -     750             1,271               52,530,767.07                         10.51
   751      -     800               655               23,259,786.28                          4.65
   801      -     850                52                1,993,595.85                          0.40
-------------------------------------------------------------------------------------------------------------
       Total:                    12,289             $499,999,988.05                        100.00%
-------------------------------------------------------------------------------------------------------------

(1)    Percentages may not add to 100% due to rounding


              DISTRIBUTION OF DEBT TO INCOME RATIOS OF CONTRACTS

-------------------------------------------------------------------------------------------------------------
                          Number of Contracts      Aggregate Principal          % of Contracts by Outstanding
                           as of the Cut-Off    Balance Outstanding as of            Principal Balance
 Debt To Income Ratio            Date                the Cut-Off Date            as of the Cut-Off Date (1)
-------------------------------------------------------------------------------------------------------------
          N/A                       324               $7,002,384.51                         1.40%
    0.01    -   10.00                64                1,912,726.09                         0.38
   10.01    -   20.00               967               31,329,144.75                         6.27
   20.01    -   30.00             2,534               92,295,892.34                        18.46
   30.01    -   40.00             3,603              147,771,816.55                        29.55
   40.01    -   50.00             3,351              151,269,891.55                        30.25
   50.01    -   60.00             1,102               54,343,254.67                        10.87
   60.01    -   70.00               218                9,904,479.51                         1.98
   70.01    -   80.00                52                1,808,105.82                         0.36
   80.01    -   90.00                51                1,650,695.26                         0.33
   90.01    -  100.00                23                  711,597.00                         0.14
-------------------------------------------------------------------------------------------------------------
       Total:                    12,289             $499,999,988.05                       100.00%
-------------------------------------------------------------------------------------------------------------

(1)    Percentages may not add to 100% due to rounding

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                   CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
  [LEHMAN BROTHERS LOGO]                        HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

            MANUFACTURED HOUSING CONTRACT CHARACTERISTICS (New Loans)

                    THE CONTRACT POOL AS OF THE CUT-OFF DATE

                   ----------------------------------------------
                   Number of Contracts:                     7,232
                   Balance of Contracts:          $350,197,757.91
                   Wgt. Avg. Contract Rate:               10.949%
                   Range of Rates:               4.300% - 20.000%
                   Wgt. Avg. Orig. Maturity:                  334
                   Wgt. Avg. Rem. Maturity:                   329
                   Avg. Current Balance:               $48,423.36
                   Wgt. Avg. LTV:                          86.93%
                   New/Used:                       100.0% / 0.00%
                   Park/Private:                    17.3% / 82.7%
                   Single-Wide/Multi-Wide:          21.0% / 79.0%
                   Conventional:                           99.99%
                   Land-Home:                              36.88%
                   FHA/VA:                          0.01% / 0.00%
                   Low Side Override (No/Yes)      99.55% / 0.45%
                   ----------------------------------------------

                        YEARS OF ORIGINATION OF CONTRACTS

-----------------------------------------------------------------------------------------------------------
                            Number of       Aggregate Principal Balance      % of Contracts by Outstanding
                         Contracts as of       Outstanding as of the          Principal Balance as of the
  Origination Year      the Cut-Off Date            Cut-Off Date                   Cut-Off Date (1)
-----------------------------------------------------------------------------------------------------------
       1984                       1                      $9,744.51                             *
       1986                       1                       9,243.81                             *
       1987                       3                       8,072.48                             *
       1988                      19                      86,903.15                          0.02
       1989                      83                     814,464.49                          0.23
       1990                      55                     602,217.28                          0.17
       1991                     514                   5,520,646.95                          1.58
       1995                       3                      85,853.26                          0.02
       1996                       1                      39,584.19                          0.01
       1997                       3                      78,302.82                          0.02
       1998                      15                     615,013.26                          0.18
       1999                      17                   1,038,632.27                          0.30
       2000                      26                   1,784,521.90                          0.51
       2001                   6,370                 333,873,144.14                         95.34
       2002                     121                   5,631,413.40                          1.61
-----------------------------------------------------------------------------------------------------------
      Total:                  7,232                $350,197,757.91                        100.00%
-----------------------------------------------------------------------------------------------------------

*    Indicates an amount greater than 0.00% but less than 0.005%.
(1)  Percentages may not add to 100% due to rounding.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                   CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
  [LEHMAN BROTHERS LOGO]                        HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

                  GEOGRAPHIC DISTRIBUTION OF CONTRACT OBLIGORS

---------------------------------------------------------------------------------------------------------------
                                  Number of           Aggregate Principal               % of Contracts by
                               Contracts as of     Balance Outstanding as of      Outstanding Principal Balance
          States              the Cut-Off Date         the Cut-Off Date            as of the Cut-Off Date (1)
---------------------------------------------------------------------------------------------------------------
Texas                                 858                $40,318,291.28                         11.51%
Florida                               451                 26,803,171.02                          7.65
Michigan                              456                 26,382,548.19                          7.53
Georgia                               393                 19,798,356.51                          5.65
Alabama                               451                 16,116,531.07                          4.60
North Carolina                        419                 15,929,430.98                          4.55
Arizona                               239                 14,716,086.40                          4.20
California                            218                 13,794,359.32                          3.94
Tennessee                             268                 11,357,511.64                          3.24
South Carolina                        272                 11,141,696.52                          3.18
New York                              187                 10,793,431.43                          3.08
Missouri                              209                  9,498,787.57                          2.71
Oklahoma                              207                  9,219,427.86                          2.63
Pennsylvania                          157                  9,068,490.21                          2.59
Ohio                                  155                  8,814,049.72                          2.52
Louisiana                             220                  8,618,471.00                          2.46
Indiana                               151                  8,418,575.08                          2.40
New Mexico                            179                  8,205,888.33                          2.34
Kentucky                              160                  7,513,384.56                          2.15
Arkansas                              190                  7,465,107.25                          2.13
West Virginia                         181                  6,824,573.45                          1.95
Mississippi                           209                  6,604,367.66                          1.89
Washington                             72                  6,303,363.94                          1.80
Virginia                              129                  5,298,383.21                          1.51
Colorado                               99                  5,201,504.60                          1.49
Minnesota                              83                  4,088,961.38                          1.17
Illinois                               79                  3,674,357.82                          1.05
Maine                                  61                  3,304,536.19                          0.94
Oregon                                 44                  2,720,010.47                          0.78
Kansas                                 56                  2,386,757.35                          0.68
Wisconsin                              43                  2,022,036.21                          0.58
Montana                                34                  1,981,677.72                          0.57
Delaware                               38                  1,981,077.45                          0.57
Vermont                                26                  1,840,803.61                          0.53
Nevada                                 40                  1,785,447.99                          0.51
New Hampshire                          29                  1,531,681.61                          0.44
South Dakota                           27                  1,411,167.79                          0.40
Wyoming                                27                  1,386,888.43                          0.40
Iowa                                   30                  1,271,642.97                          0.36
Maryland                               26                  1,173,922.93                          0.34
Idaho                                  15                  1,144,618.61                          0.33
Nebraska                               19                  1,024,065.34                          0.29
North Dakota                            8                    410,791.38                          0.12
Utah                                    6                    361,981.86                          0.10
Massachusetts                           2                    139,445.39                          0.04
New Jersey                              4                    118,686.55                          0.03
Connecticut                             2                     95,868.44                          0.03
Rhode Island                            2                     70,869.86                          0.02
Alaska                                  1                     64,671.76                          0.02
---------------------------------------------------------------------------------------------------------------
      Total:                        7,232               $350,197,757.91                        100.00%
---------------------------------------------------------------------------------------------------------------

(1)      Percentages may not add to 100% due to rounding.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                   CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
  [LEHMAN BROTHERS LOGO]                        HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

                    DISTRIBUTION OF ORIGINAL CONTRACT AMOUNTS

--------------------------------------------------------------------------------------------------------------
                                  Number of          Aggregate Principal                % of Contracts by
     Original Contract         Contracts as of    Balance Outstanding as of      Outstanding Principal Balance
    Amount (in Dollars)        the Cut-Off Date        the Cut-Off Date            as of the Cut-Off Date (1)
--------------------------------------------------------------------------------------------------------------
         0.01 -  10,000.00             24                   $158,012.29                        0.05%
    10,000.01 -  20,000.00            620                  6,442,312.82                        1.84
    20,000.01 -  30,000.00          1,186                 27,648,711.20                        7.90
    30,000.01 -  40,000.00          1,343                 45,898,226.80                       13.11
    40,000.01 -  50,000.00          1,070                 47,567,660.06                       13.58
    50,000.01 -  60,000.00            949                 51,853,148.78                       14.81
    60,000.01 -  70,000.00            673                 43,233,851.38                       12.35
    70,000.01 -  80,000.00            464                 34,519,543.01                        9.86
    80,000.01 -  90,000.00            302                 25,471,546.93                        7.27
    90,000.01 - 100,000.00            221                 20,859,213.97                        5.96
   100,000.01 - 110,000.00            126                 13,164,842.23                        3.76
   110,000.01 - 120,000.00             92                 10,552,054.66                        3.01
   120,000.01 - 130,000.00             60                  7,406,060.35                        2.11
   130,000.01 - 140,000.00             38                  5,088,320.54                        1.45
   140,000.01 - 150,000.00             32                  4,645,880.05                        1.33
   150,000.01 - 160,000.00             11                  1,691,915.68                        0.48
   160,000.01 - 170,000.00              9                  1,475,286.74                        0.42
   170,000.01 - 180,000.00              1                    174,160.87                        0.05
   180,000.01 - 190,000.00              1                    181,983.83                        0.05
   190,000.01 - 200,000.00              2                    390,107.71                        0.11
   200,000.01 - 210,000.00              4                    821,314.14                        0.23
   210,000.01 - 220,000.00              1                    217,042.57                        0.06
   220,000.01 - 230,000.00              1                    228,338.33                        0.07
   230,000.01 - 240,000.00              1                    238,680.87                        0.07
   260,000.01 - 270,000.00              1                    269,542.10                        0.08
--------------------------------------------------------------------------------------------------------------
          Total:                    7,232               $350,197,757.91                      100.00%
--------------------------------------------------------------------------------------------------------------

(1)    Percentages may not add to 100% due to rounding.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                   CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
  [LEHMAN BROTHERS LOGO]                        HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

                   DISTRIBUTION OF CONTRACT RATES OF CONTRACTS

----------------------------------------------------------------------------------------------------------
                            Number of          Aggregate Principal          % of Contracts by Outstanding
                         Contracts as of    Balance Outstanding as of       Principal Balance as of the
    Contract Rate       the Cut-Off Date         the Cut-Off Date                Cut-Off Date (1)
----------------------------------------------------------------------------------------------------------
    4.001 -  5.000               1                   $13,113.38                           *
    5.001 -  6.000               1                    79,173.57                        0.02
    6.001 -  7.000               4                   443,053.43                        0.13
    7.001 -  8.000             368                31,184,988.21                        8.90
    8.001 -  9.000             706                49,086,144.28                       14.02
    9.001 - 10.000           1,263                70,682,332.33                       20.18
   10.001 - 11.000           1,126                58,415,048.79                       16.68
   11.001 - 12.000             907                43,429,129.83                       12.40
   12.001 - 13.000             892                37,303,981.07                       10.65
   13.001 - 14.000           1,082                27,388,422.85                        7.82
   14.001 - 15.000             414                15,119,450.98                        4.32
   15.001 - 16.000             249                 9,551,881.19                        2.73
   16.001 - 17.000             131                 4,559,948.81                        1.30
   17.001 - 18.000              65                 2,135,118.40                        0.61
   18.001 - 19.000              21                   733,317.69                        0.21
   19.001 - 20.000               2                    72,653.10                        0.02
----------------------------------------------------------------------------------------------------------
      Total:                 7,232              $350,197,757.91                      100.00%
----------------------------------------------------------------------------------------------------------

*        Indicates an amount greater than 0.00% but less than 0.005%.
(1)      Percentages may not add to 100% due to rounding.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                   CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
  [LEHMAN BROTHERS LOGO]                        HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

           DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF CONTRACTS

-------------------------------------------------------------------------------------------------
                          Number of        Aggregate Principal      % of Contracts by Outstanding
   Loan to Value       Contracts as of  Balance Outstanding as of        Principal Balance
       Ratio          the Cut-Off Date      the Cut-Off Date          as of the Cut-Off Date (1)
-------------------------------------------------------------------------------------------------
    0.01 -   5.00             1                 $43,486.41                    0.01%
    5.01 -  10.00             1                  73,413.91                    0.02
   10.01 -  15.00             4                 333,363.72                    0.10
   15.01 -  20.00            13                 505,978.38                    0.14
   20.01 -  25.00             7                 120,630.90                    0.03
   25.01 -  30.00            13                 431,274.83                    0.12
   30.01 -  35.00            18                 670,198.54                    0.19
   35.01 -  40.00            20                 530,889.15                    0.15
   40.01 -  45.00            33               1,276,724.02                    0.36
   45.01 -  50.00            61               2,327,027.36                    0.66
   50.01 -  55.00            63               2,529,205.75                    0.72
   55.01 -  60.00            97               4,375,494.52                    1.25
   60.01 -  65.00           114               5,031,803.08                    1.44
   65.01 -  70.00           171               8,590,251.94                    2.45
   70.01 -  75.00           269              13,694,973.85                    3.91
   75.01 -  80.00           675              32,099,314.91                    9.17
   80.01 -  85.00           566              30,385,436.50                    8.68
   85.01 -  90.00         2,478             111,014,682.77                   31.70
   90.01 -  95.00         1,831             102,092,403.45                   29.15
   95.01 - 100.00           797              34,071,203.92                    9.73
------------------------------------------------------------------------------------------------
    Total:                7,232            $350,197,757.91                  100.00%
------------------------------------------------------------------------------------------------

(1)      Percentages may not add to 100% due to rounding.


                    REMAINING MONTHS TO MATURITY OF CONTRACTS

----------------------------------------------------------------------------------------------------------
                         Number of Contracts       Aggregate Principal       % of Contracts by Outstanding
                          as of the Cut-Off     Balance Outstanding as of         Principal Balance
   Months Remaining             Date                 the Cut-Off Date         as of the Cut-Off Date (1)
----------------------------------------------------------------------------------------------------------
        1 -  30                   92                   $403,277.33                           0.12%
       31 -  60                  482                  4,431,817.43                           1.27
       61 -  90                   67                  1,258,927.76                           0.36
       91 - 120                  299                  6,779,944.03                           1.94
      121 - 150                   83                  2,291,982.20                           0.65
      151 - 180                  382                 12,286,826.79                           3.51
      181 - 210                   26                    884,254.77                           0.25
      211 - 240                  632                 21,871,555.54                           6.25
      241 - 270                   11                    505,759.83                           0.14
      271 - 300                  389                 13,393,020.02                           3.82
      301 - 330                   18                    930,570.48                           0.27
      331 - 360                4,751                285,159,821.73                          81.43
----------------------------------------------------------------------------------------------------------
      Total:                   7,232               $350,197,757.91                         100.00%
----------------------------------------------------------------------------------------------------------

(1)    Percentages may not add to 100% due to rounding

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                   CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
  [LEHMAN BROTHERS LOGO]                        HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

                   DISTRIBUTION OF FICO SCORES OF CONTRACTS

-------------------------------------------------------------------------------------------------------------
                          Number of Contracts      Aggregate Principal          % of Contracts by Outstanding
                           as of the Cut-Off    Balance Outstanding as of            Principal Balance
      FICO Score                 Date                the Cut-Off Date            as of the Cut-Off Date (1)
-------------------------------------------------------------------------------------------------------------
          N/A                      929               $16,991,688.81                        4.85%
   451     -    500                 12                   567,464.24                        0.16
   501     -    550                293                15,373,886.15                        4.39
   551     -    575                579                31,222,526.17                        8.92
   576     -    600                810                42,749,200.05                       12.21
   601     -    625              1,062                58,399,416.16                       16.68
   626     -    650                926                50,506,626.03                       14.42
   651     -    675                808                44,831,424.18                       12.80
   676     -    700                644                33,503,026.88                        9.57
   701     -    750                770                38,741,527.13                       11.06
   751     -    800                365                15,791,474.17                        4.51
   801     -    850                 34                 1,519,497.94                        0.43
-------------------------------------------------------------------------------------------------------------
      Total:                     7,232              $350,197,757.91                      100.00%
-------------------------------------------------------------------------------------------------------------

(1)    Percentages may not add to 100% due to rounding


              DISTRIBUTION OF DEBT TO INCOME RATIOS OF CONTRACTS

-------------------------------------------------------------------------------------------------------------
                          Number of Contracts      Aggregate Principal          % of Contracts by Outstanding
   Debt to Income             as of the            Balance Outstanding as             Principal Balance
       Ratio                 Cut-Off Date            of the Cut-Off Date          as of the Cut-Off Date (1)
-------------------------------------------------------------------------------------------------------------
        N/A                        248                $5,023,767.93                        1.43%
   0.01  -  10.00                   33                 1,189,853.50                        0.34
  10.01  -  20.00                  551                21,092,822.95                        6.02
  20.01  -  30.00                1,436                63,371,793.78                       18.10
  30.01  -  40.00                2,099               102,033,394.31                       29.14
  40.01  -  50.00                2,044               109,814,748.89                       31.36
  50.01  -  60.00                  650                38,841,247.13                       11.09
  60.01  -  70.00                  122                 6,811,629.41                        1.95
  70.01  -  80.00                   22                 1,008,262.56                        0.29
  80.01  -  90.00                   17                   663,299.29                        0.19
  90.01  - 100.00                   10                   346,938.16                        0.10
-------------------------------------------------------------------------------------------------------------
      Total:                     7,232              $350,197,757.91                      100.00%
-------------------------------------------------------------------------------------------------------------

(1)    Percentages may not add to 100% due to rounding

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                   CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
  [LEHMAN BROTHERS LOGO]                        HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

    MANUFACTURED HOUSING CONTRACT CHARACTERISTICS (Used, Non-Repo Refi Loans)

                    THE CONTRACT POOL AS OF THE CUT-OFF DATE

-----------------------------------------------------------------------------
   Number of Contracts:                                             2,454
   Balance of Contracts:                                   $62,505,969.96
   Wgt. Avg. Contract Rate:                                       12.786%
   Range of Rates:                                       6.000% - 20.000%
   Wgt. Avg. Orig. Maturity:                                          239
   Wgt. Avg. Rem. Maturity:                                           234
   Avg. Current Balance:                                       $25,471.06
   Wgt. Avg. LTV:                                                  90.29%
   New/Used:                                               0.00% / 100.0%
   Park/Private:                                            52.0% / 48.0%
   Single-Wide/Multi-Wide:                                  36.9% / 63.1%
   Conventional:                                                  100.00%
   Land-Home:                                                      15.03%
   FHA/VA:                                                  0.00% / 0.00%
   Low Side Override (No/Yes)                              99.12% / 0.88%
-----------------------------------------------------------------------------


                        YEARS OF ORIGINATION OF CONTRACTS

-----------------------------------------------------------------------------------------------------
                          Number of      Aggregate Principal Balance   % of Contracts by Outstanding
                       Contracts as of      Outstanding as of the       Principal Balance as of the
Origination Year      the Cut-Off Date           Cut-Off Date                Cut-Off Date (1)
-----------------------------------------------------------------------------------------------------
1984                            1                     $7,849.57                     0.01%
1986                            1                      1,521.59                        *
1989                            8                    134,465.95                     0.22
1990                           10                     58,168.34                     0.09
1991                          122                  1,311,142.63                     2.10
1998                            6                    174,344.15                     0.28
1999                            2                     79,569.87                     0.13
2000                           12                    402,785.68                     0.64
2001                        2,269                 59,713,651.95                    95.53
2002                           23                    622,470.23                     1.00
-----------------------------------------------------------------------------------------------------
       Total:               2,454                $62,505,969.96                   100.00%
-----------------------------------------------------------------------------------------------------

*        Indicates an amount greater than 0.00% but less than 0.005%.
(1)      Percentages may not add to 100% due to rounding.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                   CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
  [LEHMAN BROTHERS LOGO]                        HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

                  GEOGRAPHIC DISTRIBUTION OF CONTRACT OBLIGORS

---------------------------------------------------------------------------------------------------------------
                                  Number of           Aggregate Principal               % of Contracts by
                               Contracts as of     Balance Outstanding as of      Outstanding Principal Balance
    States                    the Cut-Off Date         the Cut-Off Date            as of the Cut-Off Date (1)
---------------------------------------------------------------------------------------------------------------
Michigan                              209                 $6,074,957.13                        9.72%
California                            170                  5,443,379.43                        8.71
Texas                                 155                  3,700,997.58                        5.92
Alabama                               140                  3,404,357.36                        5.45
Florida                               120                  3,111,967.26                        4.98
Minnesota                              83                  2,287,991.64                        3.66
North Carolina                        110                  2,141,642.49                        3.43
Georgia                                86                  2,082,256.05                        3.33
Colorado                               73                  2,020,086.35                        3.23
Ohio                                   88                  1,857,999.69                        2.97
Washington                             43                  1,846,915.17                        2.95
Arizona                                70                  1,665,003.60                        2.66
Oklahoma                               65                  1,646,562.34                        2.63
South Carolina                         74                  1,623,028.34                        2.60
Arkansas                               61                  1,582,744.24                        2.53
Indiana                                72                  1,465,384.44                        2.34
Missouri                               62                  1,428,246.34                        2.28
Pennsylvania                           61                  1,377,875.53                        2.20
Oregon                                 37                  1,184,778.87                        1.90
New York                               47                  1,174,169.49                        1.88
Louisiana                              44                  1,115,345.90                        1.78
Wisconsin                              39                  1,038,209.31                        1.66
Illinois                               45                  1,031,606.70                        1.65
New Mexico                             41                  1,011,562.84                        1.62
Tennessee                              41                    955,038.73                        1.53
Kansas                                 31                    865,598.98                        1.38
Montana                                31                    848,998.06                        1.36
Iowa                                   38                    831,035.09                        1.33
South Dakota                           29                    776,964.67                        1.24
Virginia                               31                    739,167.28                        1.18
Nevada                                 29                    738,759.36                        1.18
Kentucky                               30                    714,761.73                        1.14
Mississippi                            28                    654,454.72                        1.05
West Virginia                          32                    528,369.23                        0.85
Maryland                               22                    507,655.28                        0.81
Wyoming                                12                    473,926.82                        0.76
Nebraska                               16                    432,029.43                        0.69
Delaware                               20                    409,669.70                        0.66
North Dakota                           12                    332,449.19                        0.53
Vermont                                12                    327,488.65                        0.52
New Hampshire                          10                    322,176.89                        0.52
Maine                                  13                    209,526.77                        0.34
Idaho                                   8                    184,616.79                        0.30
Utah                                    7                    138,372.99                        0.22
Massachusetts                           3                     89,912.14                        0.14
Rhode Island                            2                     54,621.25                        0.09
New Jersey                              1                     37,599.91                        0.06
District of Columbia                    1                     15,708.21                        0.03
---------------------------------------------------------------------------------------------------------------
       Total:                       2,454                $62,505,969.96                      100.00%
---------------------------------------------------------------------------------------------------------------

(1)      Percentages may not add to 100% due to rounding.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                   CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
  [LEHMAN BROTHERS LOGO]                        HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

                    DISTRIBUTION OF ORIGINAL CONTRACT AMOUNTS

--------------------------------------------------------------------------------------------------------------
                                  Number of          Aggregate Principal                % of Contracts by
     Original Contract         Contracts as of    Balance Outstanding as of      Outstanding Principal Balance
    Amount (in Dollars)        the Cut-Off Date        the Cut-Off Date            as of the Cut-Off Date (1)
--------------------------------------------------------------------------------------------------------------
         0.01 -  10,000.00           186                $1,445,110.64                       2.31%
    10,000.01 -  20,000.00           864                12,269,744.99                      19.63
    20,000.01 -  30,000.00           664                15,718,339.06                      25.15
    30,000.01 -  40,000.00           336                11,352,724.13                      18.16
    40,000.01 -  50,000.00           223                 9,792,256.01                      15.67
    50,000.01 -  60,000.00            88                 4,777,655.20                       7.64
    60,000.01 -  70,000.00            43                 2,756,167.17                       4.41
    70,000.01 -  80,000.00            24                 1,762,163.43                       2.82
    80,000.01 -  90,000.00            10                   845,439.19                       1.35
    90,000.01 - 100,000.00             6                   575,449.23                       0.92
   100,000.01 - 110,000.00             2                   204,690.48                       0.33
   110,000.01 - 120,000.00             2                   234,824.32                       0.38
   120,000.01 - 130,000.00             5                   634,687.33                       1.02
   130,000.01 - 140,000.00             1                   136,718.78                       0.22
--------------------------------------------------------------------------------------------------------------
       Total:                      2,454               $62,505,969.96                     100.00%
--------------------------------------------------------------------------------------------------------------

(1)      Percentages may not add to 100% due to rounding.



                   DISTRIBUTION OF CONTRACT RATES OF CONTRACTS

-----------------------------------------------------------------------------------------------------
                            Number of          Aggregate Principal      % of Contracts by Outstanding
                         Contracts as of    Balance Outstanding as of   Principal Balance as of the
    Contract Rate       the Cut-Off Date         the Cut-Off Date            Cut-Off Date (1)
-----------------------------------------------------------------------------------------------------
     5.001 -  6.000             2                   $57,165.38                      0.09%
     7.001 -  8.000             2                   111,097.73                      0.18
     8.001 -  9.000            17                   862,811.89                      1.38
     9.001 - 10.000           299                 8,835,062.04                     14.13
    10.001 - 11.000           276                 8,163,474.09                     13.06
    11.001 - 12.000           327                10,024,044.06                     16.04
    12.001 - 13.000           351                10,164,807.58                     16.26
    13.001 - 14.000           349                 7,847,336.34                     12.55
    14.001 - 15.000           273                 5,596,040.08                      8.95
    15.001 - 16.000           141                 3,506,849.72                      5.61
    16.001 - 17.000           121                 2,556,811.59                      4.09
    17.001 - 18.000           149                 2,682,267.97                      4.29
    18.001 - 19.000           134                 1,930,688.73                      3.09
    19.001 - 20.000            13                   167,512.76                      0.27
-----------------------------------------------------------------------------------------------------
      Total:                2,454               $62,505,969.96                    100.00%
-----------------------------------------------------------------------------------------------------

(1)      Percentages may not add to 100% due to rounding.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                   CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
  [LEHMAN BROTHERS LOGO]                        HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

           DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF CONTRACTS

------------------------------------------------------------------------------------------------------
                              Number of         Aggregate Principal      % of Contracts by Outstanding
      Loan to Value        Contracts as of   Balance Outstanding as of        Principal Balance
          Ratio           the Cut-Off Date       the Cut-Off Date          as of the Cut-Off Date (1)
------------------------------------------------------------------------------------------------------
       0.01 -   5.00              1                   $30,790.86                   0.05%
      10.01 -  15.00              1                    44,839.56                   0.07
      20.01 -  25.00              3                    41,340.56                   0.07
      25.01 -  30.00              5                   119,062.09                   0.19
      30.01 -  35.00              4                    97,623.71                   0.16
      35.01 -  40.00             12                   171,441.80                   0.27
      40.01 -  45.00             15                   291,789.93                   0.47
      45.01 -  50.00             17                   340,719.33                   0.55
      50.01 -  55.00             39                   622,353.55                   1.00
      55.01 -  60.00             32                   517,840.66                   0.83
      60.01 -  65.00             62                 1,154,345.63                   1.85
      65.01 -  70.00             73                 1,688,025.16                   2.70
      70.01 -  75.00             94                 2,179,271.87                   3.49
      75.01 -  80.00            222                 4,990,554.55                   7.98
      80.01 -  85.00            156                 3,830,464.47                   6.13
      85.01 -  90.00            393                 8,571,705.45                  13.71
      90.01 -  95.00            320                 9,167,468.35                  14.67
      95.01 - 100.00          1,005                28,646,332.43                  45.83
------------------------------------------------------------------------------------------------------
       Total:                 2,454               $62,505,969.96                 100.00%
------------------------------------------------------------------------------------------------------

(1)      Percentages may not add to 100% due to rounding.



                    REMAINING MONTHS TO MATURITY OF CONTRACTS

--------------------------------------------------------------------------------------------------------------
                          Number of Contracts      Aggregate Principal          % of Contracts by Outstanding
                           as of the Cut-Off    Balance Outstanding as of            Principal Balance
   Months Remaining              Date                the Cut-Off Date            as of the Cut-Off Date (1)
--------------------------------------------------------------------------------------------------------------
          1 -  30                  49                  $156,008.14                       0.25%
         31 -  60                 167                 1,727,276.47                       2.76
         61 -  90                 141                 1,982,501.01                       3.17
         91 - 120                 418                 7,094,494.44                      11.35
        121 - 150                 124                 2,669,063.93                       4.27
        151 - 180                 507                10,665,472.92                      17.06
        181 - 210                  41                 1,179,518.63                       1.89
        211 - 240                 392                10,962,335.17                      17.54
        241 - 270                  15                   599,019.80                       0.96
        271 - 300                 252                 9,035,934.35                      14.46
        301 - 330                  18                   813,802.50                       1.30
        331 - 360                 330                15,620,542.60                      24.99
--------------------------------------------------------------------------------------------------------------
       Total:                   2,454               $62,505,969.96                     100.00%
--------------------------------------------------------------------------------------------------------------

(1)      Percentages may not add to 100% due to rounding

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                   CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
  [LEHMAN BROTHERS LOGO]                        HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

                    DISTRIBUTION OF FICO SCORES OF CONTRACTS

--------------------------------------------------------------------------------------------------------------
                          Number of Contracts      Aggregate Principal          % of Contracts by Outstanding
                           as of the Cut-Off    Balance Outstanding as of            Principal Balance
      FICO Score                 Date                the Cut-Off Date            as of the Cut-Off Date (1)
--------------------------------------------------------------------------------------------------------------
          N/A                      207                $3,036,966.90                          4.86%
  451       -     500                2                    43,558.26                          0.07
  501       -     550               44                 1,291,421.65                          2.07
  551       -     575              108                 2,740,473.64                          4.38
  576       -     600              167                 4,518,256.58                          7.23
  601       -     625              235                 6,173,244.65                          9.88
  626       -     650              321                 8,542,883.38                         13.67
  651       -     675              355                 9,458,448.18                         15.13
  676       -     700              311                 8,500,949.47                         13.60
  701       -     750              436                11,596,914.45                         18.55
  751       -     800              253                 6,247,296.20                          9.99
  801       -     850               15                   355,556.60                          0.57
--------------------------------------------------------------------------------------------------------------
       Total:                    2,454               $62,505,969.96                        100.00%
--------------------------------------------------------------------------------------------------------------

(1)    Percentages may not add to 100% due to rounding


              DISTRIBUTION OF DEBT TO INCOME RATIOS OF CONTRACTS

-------------------------------------------------------------------------------------------------------------
                          Number of Contracts      Aggregate Principal          % of Contracts by Outstanding
 Debt to Income Ratio      as of the Cut-Off    Balance Outstanding as of            Principal Balance
                                 Date                the Cut-Off Date            as of the Cut-Off Date (1)
-------------------------------------------------------------------------------------------------------------
          N/A                       72                $1,792,246.69                       2.87%
    0.01    -   10.00               20                   418,402.95                       0.67
   10.01    -   20.00              242                 5,076,083.36                       8.12
   20.01    -   30.00              545                11,882,690.80                      19.01
   30.01    -   40.00              660                17,396,355.68                      27.83
   40.01    -   50.00              571                15,690,081.36                      25.10
   50.01    -   60.00              207                 6,286,433.74                      10.06
   60.01    -   70.00               64                 1,865,433.44                       2.98
   70.01    -   80.00               28                   768,107.24                       1.23
   80.01    -   90.00               33                   978,443.16                       1.57
   90.01    -  100.00               12                   351,691.54                       0.56
-------------------------------------------------------------------------------------------------------------
       Total:                    2,454               $62,505,969.96                     100.00%
-------------------------------------------------------------------------------------------------------------

(1)      Percentages may not add to 100% due to rounding

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                   CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
  [LEHMAN BROTHERS LOGO]                        HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

      MANUFACTURED HOUSING CONTRACT CHARACTERISTICS (Used, Repo-Refi Loans)


                    THE CONTRACT POOL AS OF THE CUT-OFF DATE

              ---------------------------------------------------
              Number of Contracts:                          2,602
              Balance of Contracts:                $87,284,358.62
              Wgt. Avg. Contract Rate:                    15.070%
              Range of Rates:                    6.000% - 18.750%
              Wgt. Avg. Orig. Maturity:                       316
              Wgt. Avg. Rem. Maturity:                        313
              Avg. Current Balance:                    $33,545.10
              Wgt. Avg. LTV:                               91.59%
              New/Used:                            00.0% / 100.0%
              Park/Private:                         42.1% / 57.9%
              Single-Wide/Multi-Wide:               38.4% / 61.6%
              Conventional:                               100.00%
              Land-Home:                                    7.61%
              FHA/VA:                               0.00% / 0.00%
              Low Side Override (No/Yes)          29.50% / 70.50%
              ---------------------------------------------------



                        YEARS OF ORIGINATION OF CONTRACTS

-----------------------------------------------------------------------------------------------------
                          Number of      Aggregate Principal Balance    % of Contracts by Outstanding
                       Contracts as of      Outstanding as of the        Principal Balance as of the
  Origination Year    the Cut-Off Date           Cut-Off Date                 Cut-Off Date (1)
-----------------------------------------------------------------------------------------------------
       1991                     74                 $577,344.75                      0.66%
       2000                      6                  414,570.25                      0.47
       2001                  2,484               84,884,418.36                     97.25
       2002                     38                1,408,025.26                      1.61
-----------------------------------------------------------------------------------------------------
      Total:                 2,602              $87,284,358.62                    100.00%
-----------------------------------------------------------------------------------------------------

(1)      Percentages may not add to 100% due to rounding.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                   CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
  [LEHMAN BROTHERS LOGO]                        HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

                  GEOGRAPHIC DISTRIBUTION OF CONTRACT OBLIGORS

---------------------------------------------------------------------------------------------------------------
                                  Number of           Aggregate Principal               % of Contracts by
                               Contracts as of     Balance Outstanding as of      Outstanding Principal Balance
     States                    the Cut-Off Date         the Cut-Off Date            as of the Cut-Off Date (1)
---------------------------------------------------------------------------------------------------------------
Texas                                347                $13,374,975.65                       15.32%
Alabama                              291                  8,353,400.03                        9.57
South Carolina                       194                  7,608,996.94                        8.72
Georgia                              212                  7,342,672.58                        8.41
North Carolina                       210                  6,844,145.58                        7.84
Florida                              135                  5,032,083.50                        5.77
Michigan                             112                  4,149,109.79                        4.75
Mississippi                           97                  2,762,050.73                        3.16
New Mexico                            76                  2,219,027.20                        2.54
Oklahoma                              67                  2,179,764.92                        2.50
Colorado                              48                  1,905,010.57                        2.18
California                            37                  1,857,537.47                        2.13
Missouri                              67                  1,806,601.21                        2.07
Arizona                               54                  1,804,472.29                        2.07
Kentucky                              61                  1,731,386.33                        1.98
Washington                            36                  1,674,811.31                        1.92
Arkansas                              52                  1,471,582.07                        1.69
Ohio                                  44                  1,452,918.32                        1.66
Virginia                              40                  1,175,660.28                        1.35
Indiana                               39                  1,155,149.71                        1.32
Tennessee                             42                  1,120,211.03                        1.28
Louisiana                             38                  1,089,407.70                        1.25
Oregon                                25                  1,033,984.20                        1.18
Nevada                                24                  1,026,719.20                        1.18
Kansas                                27                    851,926.29                        0.98
Minnesota                             26                    822,915.64                        0.94
Illinois                              32                    813,365.71                        0.93
Pennsylvania                          27                    637,017.27                        0.73
Utah                                  14                    511,853.36                        0.59
West Virginia                         18                    484,604.91                        0.56
Iowa                                  19                    472,345.78                        0.54
New York                              13                    402,163.85                        0.46
Wisconsin                             13                    318,862.70                        0.37
Delaware                              10                    252,323.14                        0.29
Montana                                9                    243,410.37                        0.28
South Dakota                           7                    209,833.26                        0.24
Maine                                  9                    206,003.63                        0.24
New Hampshire                          7                    169,916.44                        0.19
Wyoming                                6                    137,698.42                        0.16
Maryland                               5                    135,571.87                        0.16
Idaho                                  4                    130,271.24                        0.15
Vermont                                3                    121,556.78                        0.14
Nebraska                               3                    105,390.79                        0.12
Connecticut                            1                     61,077.20                        0.07
North Dakota                           1                     24,571.36                        0.03
---------------------------------------------------------------------------------------------------------------
      Total:                       2,602                $87,284,358.62                      100.00%
---------------------------------------------------------------------------------------------------------------

(1)      Percentages may not add to 100% due to rounding.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                   CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
  [LEHMAN BROTHERS LOGO]                        HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

                    DISTRIBUTION OF ORIGINAL CONTRACT AMOUNTS

-------------------------------------------------------------------------------------------------------------
                                  Number of          Aggregate Principal               % of Contracts by
     Original Contract         Contracts as of     Balance Outstanding as       Outstanding Principal Balance
    Amount (in Dollars)        the Cut-Off Date      of the Cut-Off Date           as of the Cut-Off Date (1)
-------------------------------------------------------------------------------------------------------------
         0.01 -  10,000.00               4                $29,905.36                          0.03%
    10,000.01 -  20,000.00             230              3,353,763.94                          3.84
    20,000.01 -  30,000.00             930             23,452,180.25                         26.87
    30,000.01 -  40,000.00             717             24,643,343.23                         28.23
    40,000.01 -  50,000.00             465             20,745,056.70                         23.77
    50,000.01 -  60,000.00             186             10,051,788.35                         11.52
    60,000.01 -  70,000.00              40              2,554,028.90                          2.93
    70,000.01 -  80,000.00              15              1,103,083.88                          1.26
    80,000.01 -  90,000.00              10                854,226.38                          0.98
    90,000.01 - 100,000.00               3                278,116.44                          0.32
   100,000.01 - 110,000.00               1                103,623.52                          0.12
   110,000.01 - 120,000.00               1                115,241.67                          0.13
-------------------------------------------------------------------------------------------------------------
          Total:                     2,602            $87,284,358.62                        100.00%
-------------------------------------------------------------------------------------------------------------

(1)                 Percentages may not add to 100% due to rounding.


                   DISTRIBUTION OF CONTRACT RATES OF CONTRACTS

-------------------------------------------------------------------------------------------------------------
                                Number of          Aggregate Principal          % of Contracts by Outstanding
                             Contracts as of    Balance Outstanding as of       Principal Balance as of the
     Contract Rate          the Cut-Off Date         the Cut-Off Date                Cut-Off Date (1)
-------------------------------------------------------------------------------------------------------------
      5.001 -  6.000               1                   $47,498.64                          0.05%
      6.001 -  7.000               1                    69,614.50                          0.08
      7.001 -  8.000               1                    71,908.75                          0.08
      8.001 -  9.000              29                 1,030,353.00                          1.18
      9.001 - 10.000             233                 8,837,175.46                         10.12
     10.001 - 11.000              78                 3,265,755.80                          3.74
     11.001 - 12.000             182                 7,509,042.81                          8.60
     12.001 - 13.000             167                 4,604,768.65                          5.28
     13.001 - 14.000              81                 2,202,200.50                          2.52
     14.001 - 15.000              79                 2,809,989.48                          3.22
     15.001 - 16.000             306                11,539,042.36                         13.22
     16.001 - 17.000             532                17,096,989.63                         19.59
     17.001 - 18.000             553                18,736,247.24                         21.47
     18.001 - 19.000             359                 9,463,771.80                         10.84
-------------------------------------------------------------------------------------------------------------
        Total:                 2,602               $87,284,358.62                        100.00%
-------------------------------------------------------------------------------------------------------------

(1)      Percentages may not add to 100% due to rounding.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                   CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
  [LEHMAN BROTHERS LOGO]                        HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

           DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF CONTRACTS

--------------------------------------------------------------------------------------------------------------
                               Number of           Aggregate Principal           % of Contracts by Outstanding
     Loan to Value          Contracts as of     Balance Outstanding as of             Principal Balance
         Ratio             the Cut-Off Date         the Cut-Off Date              as of the Cut-Off Date (1)
--------------------------------------------------------------------------------------------------------------
     20.01 -  25.00                 1                    $6,024.25                            0.01%
     30.01 -  35.00                 3                    75,841.11                            0.09
     35.01 -  40.00                 7                   136,360.37                            0.16
     40.01 -  45.00                 4                    75,429.99                            0.09
     45.01 -  50.00                 5                   148,116.65                            0.17
     50.01 -  55.00                 5                   140,233.92                            0.16
     55.01 -  60.00                11                   341,707.35                            0.39
     60.01 -  65.00                11                   335,729.50                            0.38
     65.01 -  70.00                23                   994,905.86                            1.14
     70.01 -  75.00                33                 1,231,425.84                            1.41
     75.01 -  80.00                96                 3,233,243.78                            3.70
     80.01 -  85.00                92                 3,033,790.33                            3.48
     85.01 -  90.00               531                16,011,710.85                           18.34
     90.01 -  95.00             1,441                49,814,355.77                           57.07
     95.01 - 100.00               339                11,705,483.05                           13.41
--------------------------------------------------------------------------------------------------------------
       Total:                   2,602               $87,284,358.62                          100.00%
--------------------------------------------------------------------------------------------------------------

(1)      Percentages may not add to 100% due to rounding.



                    REMAINING MONTHS TO MATURITY OF CONTRACTS

-------------------------------------------------------------------------------------------------------------
                               Number of         Aggregate Principal          % of Contracts by Outstanding
                           Contracts as of     Balance Outstanding as             Principal Balance
   Months Remaining        the Cut-Off Date     of the Cut-Off Date            as of the Cut-Off Date (1)
-------------------------------------------------------------------------------------------------------------
          1 -  30                  23                  $74,694.04                            0.09%
         31 -  60                  55                  557,212.57                            0.64
         61 -  90                   4                   76,464.60                            0.09
         91 - 120                  41                  809,352.13                            0.93
        121 - 150                  10                  246,625.20                            0.28
        151 - 180                 165                3,753,808.84                            4.30
        211 - 240                 511               13,860,916.89                           15.88
        271 - 300                 533               17,862,313.21                           20.46
        301 - 330                   2                   93,124.73                            0.11
        331 - 360               1,258               49,949,846.41                           57.23
-------------------------------------------------------------------------------------------------------------
      Total:                    2,602              $87,284,358.62                          100.00%
-------------------------------------------------------------------------------------------------------------

(1)      Percentages may not add to 100% due to rounding

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                   CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
  [LEHMAN BROTHERS LOGO]                        HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

                    DISTRIBUTION OF FICO SCORES OF CONTRACTS

-------------------------------------------------------------------------------------------------------------
                          Number of Contracts      Aggregate Principal          % of Contracts by Outstanding
                           as of the Cut-Off    Balance Outstanding as of            Principal Balance
      FICO Score                 Date                the Cut-Off Date            as of the Cut-Off Date (1)
-------------------------------------------------------------------------------------------------------------
          N/A                     318                $7,781,080.52                          8.91%
     401    -    450                1                    42,446.40                          0.05
     451    -    500               74                 2,457,320.42                          2.82
     501    -    550              633                21,758,943.58                         24.93
     551    -    575              485                16,796,331.98                         19.24
     576    -    600              363                12,435,792.59                         14.25
     601    -    625              268                 9,735,934.93                         11.15
     626    -    650              188                 6,884,333.61                          7.89
     651    -    675              116                 4,075,514.00                          4.67
     676    -    700               52                 1,796,679.44                          2.06
     701    -    750               64                 2,180,423.93                          2.50
     751    -    800               37                 1,221,015.91                          1.40
     801    -    850                3                   118,541.31                          0.14
-------------------------------------------------------------------------------------------------------------
      Total:                    2,602               $87,284,358.62                        100.00%
-------------------------------------------------------------------------------------------------------------

(1)      Percentages may not add to 100% due to rounding

               DISTRIBUTION OF DEBT TO INCOME RATIOS OF CONTRACTS

--------------------------------------------------------------------------------------------------------------
                          Number of Contracts      Aggregate Principal          % of Contracts by Outstanding
 Debt to Income Ratio      as of the Cut-Off    Balance Outstanding as of            Principal Balance
                                 Date                the Cut-Off Date            as of the Cut-Off Date (1)
--------------------------------------------------------------------------------------------------------------
          N/A                       4                  $186,369.89                          0.21%
    0.01   -   10.00               11                   304,469.64                          0.35
   10.01   -   20.00              174                 5,160,238.44                          5.91
   20.01   -   30.00              552                17,029,506.20                         19.51
   30.01   -   40.00              844                28,342,066.56                         32.47
   40.01   -   50.00              736                25,765,061.30                         29.52
   50.01   -   60.00              245                 9,215,573.80                         10.56
   60.01   -   70.00               32                 1,227,416.66                          1.41
   70.01   -   80.00                2                    31,736.02                          0.04
   80.01   -   90.00                1                     8,952.81                          0.01
   90.01   -  100.00                1                    12,967.30                          0.01
--------------------------------------------------------------------------------------------------------------
      Total:                    2,602               $87,284,358.62                        100.00%
--------------------------------------------------------------------------------------------------------------

(1)      Percentages may not add to 100% due to rounding

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                   CONSECO FINANCE CERTIFICATES FOR MANUFACTURED
  [LEHMAN BROTHERS LOGO]                        HOUSING CONTRACTS, SERIES 2002-1
--------------------------------------------------------------------------------

                                                          PREPAYMENT SENSITIVITIES
                   --------------------------------------------------------------------------------------------------------
                        75% MHP               125% MHP             175% MHP             250% MHP              300% MHP
                      WAL/Maturity          WAL/Maturity         WAL/Maturity         WAL/Maturity          WAL/Maturity
                      ------------          ------------         ------------         ------------          ------------
To Call
A                   9.58      08/2025     7.13      02/2021     5.41     06/2017     3.67      07/2013     2.93     11/2011
M-1-A               15.89     08/2025     12.04     02/2021     9.81     06/2017     8.02      07/2013     7.23     11/2011
M-1-F               15.89     08/2025     12.04     02/2021     9.81     06/2017     8.02      07/2013     7.23     11/2011
M-2                 15.89     08/2025     12.04     02/2021     9.81     06/2017     8.02      07/2013     7.23     11/2011
B-1                 8.07      11/2011     5.60      12/2008     4.76     11/2007     4.54      06/2007     4.46     03/2007

To Maturity
A                   9.76      02/2029     7.36      04/2025     5.62     07/2021     3.83      04/2017     3.05     04/2015
M-1-A               16.10     01/2028     12.26     09/2023    10.06     02/2020     8.37      07/2016     7.64     11/2014
M-1-F               16.10     01/2028     12.26     09/2023    10.06     02/2020     8.37      07/2016     7.64     11/2014
M-2                 16.10     01/2028     12.26     09/2023    10.06     02/2020     8.37      07/2016     7.64     11/2014

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

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